Morgan Stanley Strategist Fund
                          Item 77(O) 10F-3 Transactions
                        February 1, 2004 - July 31, 2004



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts


                                                                     JP Morgan,
                                                                      Banc of
The Rouse   03/10/     -     $99.69 $400,000  205,00   0.05%   0.09   America
 Company      04                      ,000       0              %    Securities
                                                                      LLC, UBS
                                                                     Investment
                                                                       Bank,
                                                                      Deutsche
                                                                        Bank
                                                                     Securities
                                                                     , Goldman
                                                                      Sachs &
                                                                     Co, Morgan
                                                                      Stanley,
                                                                        PNC
                                                                      Capital
                                                                      Markets
                                                                      Inc, RBC
                                                                      Capital
                                                                      Markets,
                                                                       Scotia
                                                                      Capital
                                                                        and
                                                                      Wachovia
                                                                     Securities